                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): OCTOBER 28, 2005
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                              CELANESE CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)

          DELAWARE                     001-32410             98-0420726
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(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                  Number)           Identification No.)

                 1601 WEST LBJ FREEWAY, DALLAS, TEXAS 75234-6034
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 901-4500
                                                          ---------------

                                NOT APPLICABLE
                              ------------------
         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

         On October 28, 2005, Celanese Corporation (the "Company") issued a press release affirming guidance for diluted adjusted earnings per share and adjusted EBITDA for the third quarter and on adjusted EBITDA for full year 2005 and raising guidance for diluted adjusted earnings per share full year 2005. A copy of the press release is attached to this Current Report on Form 8-K
("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

         The information in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the
Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit Number            Description
         --------------            -----------

         99.1                      Press Release dated October 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CELANESE CORPORATION

                                     By:    /s/ John J. Gallagher, III
                                         ------------------------------------
                                         Name:  John J. Gallagher, III
                                         Title: Executive Vice President and
                                                Chief Financial Officer

Date: November 1, 2005

                                  EXHIBIT INDEX

                Exhibit Number        Description
                --------------        -----------

                     99.1             Press Release dated October 28, 2005